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                                                                    EXHIBIT 23.4

                        INDEPENDENT ACCOUNTANTS' CONSENT


     We consent to the use in this Amendment No. 2 to Registration Statement Nos. 333-39405 and 333-39405-01 of IAC Capital Trust and Irvine Apartment Communities, L.P. of our report dated June 18, 1997 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

Los Angeles, California

January 6, 1998